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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No.1)
                                 CURRENT REPORT

Pursuant to the Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)         3-8-2000
                                                 -------------------------------

                                  ComBanc, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                  00024925             34-1853493
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(State or other jurisdiction of   Commission File Number  (IRS Employer ID No.)
incorporation)


230 E. Second St, P.O. Box 429, Delphos, Ohio            45833
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(Address of principal executive offices)               (Zip Code)

(419) 695-1055
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Registrant's Phone Number


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          (Former name or former address, if changed since last report)












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Item 4.   Changes in Registrant's Certifying Accountant

On March 8, 2000, Registrant selected Olive LLP as its independent accountant and dismissed E.S. Evans and Company as its independent accountant, as previously reported in Registrant's report on Form 8-K filed on March 13, 2000. Exhibit No. 16.1 filed herewith sets forth the letter of E.S. Evans and Company to the commission stating E.S. Evans and Company agrees with the statements made by Registrant in that report and the respects, if any, in which E.S.
Evans and Company does not agree with Registrant's statements in that report.














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Item 7.  Financial Statements and Exhibits

(a)  None
(b)  None
(c)  Exhibit

Exhibit No.

16.1   Letter of E.S. Evans
       Re Change in Certifying Accountant

                                   Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ComBanc, Inc.

Dated: 3/20/00          By: /s/ Paul G. Wreede,
                               -------------------------------------------------
                               Paul G. Wreede,
                               President and Chief Executive Officer

Dated: 3/20/00          By: /s/ Kathleen A. Miller
                               -------------------------------------------------
                               Kathleen A. Miller
                               Senior Vice President and Chief Financial Officer






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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                   Description
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   16                  Letter to E.S. Evans